UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2019

TARGET HOSPITALITY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38343	98-1378631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 Buckthorne Place, Suite 440

The Woodlands, TX 77380-1775

(Address, including zip code, of principal executive offices)

800-832-4242

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01              Regulation FD Disclosure

On April 12, 2019, following the closing of the previously disclosed business combination among Platinum Eagle Acquisition Corp., a special-purpose acquisition company and the legal predecessor of Target Hospitality Corp. (the “Company”), Target Logistics Management, LLC and RL Signor Holdings, LLC (“Signor”) and the related transactions, the Company released certain summary historical and combined pro forma financial information on a combined basis (the “Combined Financial Information”) and on a segment basis (the “Segment Information,” and, together with the Combined Financial Information, the “Financial Information”)  and an overview of the Company’s outstanding equity securities (the “Securities Information” and together with the Financial Information, the “Information”).  As previously disclosed, the business combination closed on March 15, 2019.

The Financial Information is based on the historical audited and/or reviewed (as applicable) financial information of Algeco US Holdings LLC (“Target Parent”) and Arrow Parent Corporation (“Signor Parent”) (combined), Target Parent and Signor,  previously disclosed by the Company on its Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on March 21, 2019.

The Company calculated the combined pro forma information included in the Financial Information and Segment Information, for all periods in 2018,  as: (i) the audited results of Target Parent and Signor Parent (combined), plus (ii)  the results of Signor for the period from January 1, 2018 through September 6, 2018, in each case without giving effect to the business combination and related transactions, and for all periods in 2017, as: (i) the audited results of Target Parent, plus (ii) the audited results of Signor, in each case without giving effect to the business combination.

As presented in the Segment Information, the Company is organized primarily on the basis of geographic region and customer industry group and operates primarily in three reportable segments which include the Permian Basin, Bakken Basin and Government. These reportable segments are also operating segments.

No additional adjustments have been made to the historical financials of Target Parent, Signor Parent, or Signor for purposes of presenting such Financial Information and Segment Information. A copy of the Combined Financial Information is furnished as Exhibit 99.1 and a copy of the Segment Information is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The Securities Information was prepared as of March 21, 2019 and reflects the impact of the closing of the business combination on the Company’s outstanding equity securities. A copy of the Securities Information is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The Information reported in this Item 7.01, including the material attached as Exhibits 99.1, 99.2 and 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description
99.1	Financial Information
99.2	Segment Information
99.3	Securities Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: April 12, 2019		Name:	Heidi D. Lewis
		Title:	Executive Vice President, General Counsel & Secretary